Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of July 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	10,302,103	761,531
Vanguard WindsorTM Fund Investor Shares	21,939,286	538,829
Vanguard Growth and Income Fund Investor Shares	7,247,284	526,515
Vanguard Windsor II Fund Investor Shares	7,884,043	407,999
Vanguard ExplorerTM Fund Investor Shares	1,958,481	257,051
Vanguard Mid-Cap Growth Fund Investor Shares	5,173,791	124,792
Total Investment Companies (Cost $1,282,289)		2,616,717
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 3.718% (Cost $505)	5,049	505
Total Investments (100.0%) (Cost $1,282,794)		2,617,222
Other Assets and Liabilities—Net (0.0%)		(378)
Net Assets (100%)		2,616,844

Cost is in $000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2026, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C. Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2025 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jul. 31, 2026 Market Value ($000)
Vanguard Explorer Fund	299,154	21,129	84,823	5,266	16,325	1,239	18,987	257,051
Vanguard Growth and Income Fund	610,557	59,396	138,152	26,239	(31,525)	4,247	53,342	526,515
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	4	—	505
Vanguard Mid-Cap Growth Fund	150,631	22,929	21,501	(764)	(26,503)	298	22,179	124,792
Vanguard U.S. Growth Fund	915,797	80,545	112,918	15,684	(137,577)	530	74,831	761,531
Vanguard Windsor Fund	581,416	44,492	136,832	10,874	38,879	9,735	32,345	538,829
Vanguard Windsor II Fund	450,316	48,137	103,805	13,399	(48)	6,140	40,064	407,999
Total	3,007,871	276,628	598,031	70,698	(140,449)	22,193	241,748	2,617,222

1	Not applicable—purchases and sales are for temporary cash investment purposes.